UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND (EVM)

EATON VANCE NEW YORK MUNICIPAL BOND FUND (ENX)

One Post Office Square

Boston, Massachusetts 02109

IMPORTANT UPDATE

Please see the Funds’ proxy statement for more information.

If you have any questions or would like to receive a copy of the Funds’ proxy statement, you may speak to a live representative at the Funds’ proxy solicitor, EQ Fund Solutions, LLC, toll-free at (866) 796-6869.